ACQUISITION (Details 1)	Mar. 06, 2017 CAD ($)
Acquisition-date fair value of total consideration transferred [abstract]
Cash Consideration	$ 6,500,000
Promissory note	1,000,000	[1]
Total	$ 7,500,000

[1]	As part of the consideration for the acquisition, a non-interest bearing promissory note was issued in the amount of $1,000,000 payable over 5 years in 5 consecutive annual payments of $200,000. The first payment of $200,000 was made in January 2018.